UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2011

XERIUM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8537 Six Forks Road, Suite 300, Raleigh, North Carolina 27615

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 526-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information contained in this report, together with exhibits 99.1, 99.2 and 99.3 attached hereto, under item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On August 8, 2011, Xerium Technologies, Inc. issued a press release reporting financial results for the quarter ended June 30, 2011 and announcing that Xerium Technologies, Inc. would conduct a conference call on August 10, 2011 to discuss its financial results for such period. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. The Company intends to discuss the presentation furnished as Exhibit 99.2 to this Form 8-K on the conference call. Additionally, reconciliations of non-GAAP financial measures that appear in the presentation are furnished as Exhibit 99.3 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Xerium Technologies, Inc. dated August 8, 2011 relating to financial results for the quarter ended June 30, 2011.

99.2	Supplemental presentation of selected data for Xerium Technologies, Inc. earnings call on August 10, 2011.

99.3	Supplemental reconciliations of non-GAAP information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2011	XERIUM TECHNOLOGIES, INC.

	By:	/S/ CLIFFORD E. PIETRAFITTA
	Name:	Clifford E. Pietrafitta
	Title:	Executive Vice President and CFO
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Xerium Technologies, Inc. dated August 8, 2011 relating to financial results for the quarter ended June 30, 2011.

99.2	Supplemental presentation relating to selected data for Xerium Technologies, Inc. earnings call on August 10, 2011.

99.3	Supplemental reconciliations of non-GAAP information.